UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2019
ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd., Suite 100 Houston, Texas (Address of principal executive offices)	77042-2855 (Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	IO	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2019, ION Geophysical Corporation (the “Company”) issued the attached press release announcing the retirement of Mr. Franklin Myers from the Board of Directors of the Company (the “Board”), the election of Mr. Michael McGovern to the Board, and the appointment of Mr. McGovern to the Compensation Committee of the Board, effective June 17, 2019. Mr. McGovern was elected as a Class II Director, for a term commencing on June 17, 2019, and expiring at the 2022 annual meeting of the Company’s stockholders or until his successor shall have been elected and qualified or his earlier resignation or removal.

Mr. McGovern, age 67, is currently Chairman and CEO of Sherwood Energy, LLC, a private company focused on aggregating hydrocarbon reserves through ownership of working interests in oil and natural gas leases.  He also serves on the boards of Fibrant LLC, a private chemical manufacturing company, Cactus, Inc. (NYSE: WHD), a manufacturer and designer of wellheads and pressure control equipment, and Nuverra Environmental Solutions (NYSE: NES), which provides delivery, recycling and disposal of materials generated in shale oil production. Mr. McGovern has more than forty years’ experience in the energy industry, and has served as a director and as an executive at multiple public and private companies.  He holds a Bachelor of Science degree in Business from Centenary College of Louisiana.

There are no arrangements or understandings between Mr. McGovern and any other persons, pursuant to which he was appointed to the office described above and no family relationships among any of the Company’s directors or executive officers and Mr. McGovern. Mr. McGovern does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated June 17, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019	ION GEOPHYSICAL CORPORATION
By: /s/ MATTHEW POWERS Matthew Powers Executive Vice President, General Counsel and Corporate Secretary